Other non-current assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
OTHER NON-CURRENT ASSETS:
Security deposits for derivatives	$ 550	$ 550
Deferred mobilization expenses	43,327	73,806
Prepaid investments	57,910	21,554
Intangible assets, net	4,732	6,175
Above-market acquired time charter contracts	1,373	8,816
Other	0	7,525
Total	$ 107,892	$ 118,426